UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 20, 2004


                                   INSCI CORP.
               ---------------------------------------------------
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)


                   DELAWARE                             1-12966
         -----------------------------         ------------------------
         (STATE OR OTHER JURISDICTION)         (COMMISSION FILE NUMBER)
               OF INCORPORATION)


                                   06-1302773
                        --------------------------------
                        (I.R.S. EMPLOYER IDENTIFICATION)


              ONE RESEARCH DRIVE, SUITE 200B, WESTBOROUGH, MA 01581
              -----------------------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 298-9795
                                                           --------------



[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))





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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 22, 2004, the Registrant (the "Company") completed, as of September 20, 2004, a transaction whereby it amended its Series C Convertible Preferred Stock Purchase Agreements (the "Agreements") dated as of September 9, 2003 and December 31, 2003 with SCP Private Equity Investors II, LP ("SCP") and CSSMK, LLC ("CSSMK"), wherein the Company sold 180,450 shares of Series C Preferred Stock at $1.9396 per share to SCP for the sum of $350,000 and also sold 51,557 shares of Series C Preferred Stock to CSSMK at $1.9396 per share for the sum of $100,000.

The Amendments provide for the same terms and conditions as the prior Agreements with SCP and CSSMK. The Series C Preferred Stock is governed by the Amended and Restated Certificate of Designation (the "Certificate of Designation") filed by the Company with the Secretary of State for the state of Delaware. The Company incorporates by reference the Agreements and Certificate of Designation as previously reported in 8-K fillings by the Company on September 19, 2003 and January 13, 2004.

Additionally, the Company, SCP and CSSMK amended its Stockholder Agreement dated December 31, 2003 so as to include the 180,450 Preferred Stock purchased by SCP and the 51,557 shares of Series C Preferred Stock purchased by CSSMK. The shares of Series C Preferred Stock are governed by the Stockholders Agreement.

SCP and CSSMK may be considered affiliates of the Company. The shares of Series C Preferred Stock grant the holders voting rights.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

10.85 Form of Amendment No. 2 to Series C Preferred Stock Purchase Agreement dated as of September 20, 2004 between the Company, SCP Private Equity Partners II, L.P. and CSSMK, LLC.

10.86 Form of Amendment No. 3 to Series C Preferred Stock Purchase Agreement dated as of September 20, 2004 between the Company, SCP Private Equity Partners II, L.P. and CSSMK, LLC.

10.87 Form of Amendment No. 1 to Stockholders Agreement between the Company, SCP Private Equity Partners II, L.P. and CSSMK, LLC.




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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   Westborough, MA
         September 27, 2004

                                          INSCI CORP.
                                          ------------
                                          (Registrant)

                                          By: /S/ HENRY F. NELSON
                                          -------------------------------------
                                          Henry F. Nelson
                                          Chief Executive Officer and President


















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